Liquidity and Going Concern Considerations	6 Months Ended
Mar. 31, 2023
Liquidity And Capital Resources [Abstract]
LIQUIDITY AND GOING CONCERN CONSIDERATIONS

Note 3 — LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

For the six months ended March 31, 2023, the Company’s revenue decreased by $3,678,970 to $3,526,598 from $7,205,568 for the six months ended March 31, 2022, which was mainly due to the decrease in revenue from tutorial services. As a result, the Company incurred a net loss of $3,662,596 and net cash used in operating activities of $3,370,049 for the six months ended March 31, 2023. As of March 31, 2023, the Company has an accumulated deficit of $12,791,956. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital. As of March 31, 2023, the Company had cash on hand of $12,713,338 and working capital of $4,225,642. Deferred revenue included in current liabilities amounted to $3,273,580, mainly presenting the deferred tuition payments that will be recognized as revenue in the next fiscal year when the services are provided. As of March 31, 2023, the Company had long-term loans of $3,407,304. The Company expects that it would be able to obtain new bank loans or renew its existing bank loans upon maturity based on past experience and the Company’s good credit history. As of the date of September 30, 2023, the Company had cash on hand of approximately $4.9 million. Management is evaluating different strategies to obtain the required additional funding for future operations. These strategies may include, but are not limited to, additional funding from current or new investors, officers and directors; borrowings of debt. The principal shareholder of the Company has made pledges to provide financial support to the Company whenever necessary. The Company cannot provide assurances that it will be able to secure additional funding when needed or at all, or, if secured, that such funding would be on favorable terms. There can be no assurance that any of these future-funding efforts will be successful. If the Company is unable to obtain additional financing, it may be required to reduce the scope of its operations, including its planned product development and marketing efforts, which could materially and adversely harm its financial condition and operating results. Our ability to continue as a going concern is dependent upon our ability to obtain additional capital, for which there can be no assurance we will be able to do on a timely basis, on favorable terms or at all.